BioXyTran®

Corporate Overview

MIKE SHEIKH | mike.sheikh@bioxytraninc.com | (509) 991-0245

Forward Looking Statement

This Descriptive Presentation (the “Presentation") has been prepared by Bioxytran, Inc (the “Company”) and recipients are not entitled to rely on the accuracy or completeness of the Presentation. Statistical information contained in this Presentation is based on information available to the Company that the Company believes is accurate. It is generally based on publications that are not produced for the purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources and cannot assure prospective parties of the accuracy or completeness of the data included in this Presentation. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. The Company undertakes no obligation to update forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.

This Presentation has not been filed or reviewed by the Securities and Exchange Commission (“SEC”) or any securities regulatory authority of any state, nor has the SEC or any such authority passed upon the accuracy or adequacy of this Presentation. This Presentation does not constitute an offer to sell or solicitation of an offer to buy any securities. This Presentation does not purport to contain all information which may be material to a prospective party, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company. Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the transaction. The Company does not intend to update or otherwise revise this Presentation following its distribution.

Living with Viruses

Should we embrace

COVID-19 Infections

95.7 million

Respiratory Syncytial Virus (RSV)

2.1 million (under 5yrs)

COVID-19 Deaths

1.07 million

Viral Conjunctivitis

5.0 million

HIV/AIDS

HIV Positive

1.2 million

Long Covid

Over 20% of worlds cases (1 in 5)

Statistics are unacceptable

Something needs to be done

INVESTING IN A COMPANY

THAT

Rejects the idea that Living with the virus is okay

Mission Statement

Bioxytran is a clinical stage pharmaceutical company developing platform technologies in the fields of Glycovirology, Hypoxia and Degenerative Diseases to eliminate viruses and prolong lifespan using carbohydrate drug design.


GLYCOVIROLOGY


HYPOXIA


DEGENERATIVE DISEASES

COVID is OVER – Why Invest?



No One Masking


COVID-19

No One Testing



No One Distancing



President Says "its over"

Propaganda or Facts

- CDC no longer reports daily infections (only weekly)
- Averaging 400 deaths daily (20 of 50 states reporting)
- New immune evasive variants like XBB BQ.1.1
- 4 million sidelined by Long COVID (Brookings Institute)
- 1 in 5 people present the signs of Long COVID

So is COVID really over?
What about Long COVID?

COVID Has

- Easy indication to prove efficacy (viral elimination 3 days)
- Label expansion likely (platform technology)
- Non-toxic profile = favorable regulatory treatment outside USA

No Relevance to Overall Strategy

GOAL: DRUG APPROVAL ASAP!

Bio₂XyTran

What to Look for in a Biotech

Attributes of a Successful Biotech

(The M&M's of Biotech)
Management – Regulatory Experience
Magic – Science


Horton International
EXECUTIVE SEARCH · MANAGEMENT CONSULTANTS
News
Successful Biotech companies - "It's all about teams and people"
Biotech - Key to success
HORTON INTERNATIONAL GLOBAL CONFERENCE - COPENHAGEN SEPTEMBER 2019

GRIT DAILY
The Premier Startup News Hub.
Press Releases ↗ Enterprise ▾

Defining a Successful Biotech Entrepreneur

By **Paul Brennan**

So, what is more important to the livelihood of biotech entrepreneurs? Is it the scientific breakthrough? Or perhaps it is the management and finance skills needed to bring the company's innovation to commercialization? The answer is, all are equally important – good management fails because the technology could not support it, and good technology fails because of poor management decisions. Management and technology, as well as money, are the key components necessary for a successful biotech venture.



Life Sci VC
Recovering scientist turned early stage VC · A biotech optimist fighting gravity

Leadership At All Levels In Biotech
Posted January 23rd, 2019
by Deanna Petersen, in Corporate Culture, From The Trenches, Leadership, Talent

This blog was written by Deanna Petersen, CBO of AVROBIO, as part of the From The Trenches feature of LifeSciVC

Biotech is an industry that calls for leaders. It requires people who are willing to take risks, conquer new science, and have endurance for the many years it takes to develop a new medicine. In addition, professionals who thrive in biotech have the know-how, confidence and guts to tackle business goals

BioXyTran

Key Leadership in Galectin Science

David Platt PhD, CEO, CSO, Chairman
Carbohydrate chemistry expert, founded four publicly traded companies, raised $150m in public markets, created $1B in shareholder value, and led development of two drugs.




medRχiv
THE PREPRINT SERVER FOR HEALTH SCIENCES
CSH Cold Spring Harbor Laboratory
BMJ
Yale
Comment on this paper
Galectin antagonist use in mild cases of SARS-CoV-2 cases; pilot feasibility randomised, open label, controlled trial
ALBEN SIGAMANI, ALBEN SIGAMANI, MADHAVI KADAMBI, MATHU RUTHRA, SUDHISHMA SHIVAPRASAD, ANUP CHUGANI, HANA CHEN-WALDEN, THOMASKUTTY ALUMPARAMBILL, DAVID PLATT
doi: https://doi.org/10.1101/2020.12.03.20238840
Info/History
Metrics


Journal of Vaccines & Vaccination
Galectin Antagonist use in Mild Cases of SARS-CoV-2; Pilot Feasibility Randomised, Open Label, Controlled Trial

4,000+

Journal Articles on Target Receptors

Galectin Science

Proven Safety Profile in Drug Class

Efficiency in many etiologies

- 2 Textbooks
- 5 Public Companies
- 10 Journal Articles
- 30 Patents
- 30 Clinical Trials
- 200 Animal Experiments

30+ years

of research in Galectins, carbohydrate-binding proteins

The Team

Management

David Platt PhD, CEO, CSO, Chairman
Carbohydrate chemistry expert, founded four publicly traded companies, raised $150m in public markets, created $1B in shareholder value, and led development of two drugs.

Ola Soderquist CPA, MSA, MBA, CFO
>30 years multi-industry financial experience.

Mike Sheikh, CCO
>10 years of business development in life sciences. Broker and Research Analyst.

Hana Chen-Walden MD, CMO, Board Member
>30 years experience in pharmaceutical regulatory affairs in US and Europe.

Board of Directors

Anders Utter MBA, Director
Audit Committee Chair, >25 years of managerial finance and accounting in medical devices and manufacturing.

Dale Conaway DVM, Director
Veterinary Medical Officer, Federal Research.

Alan Hoberman PhD, Director
Executive Director of Site Operations and Toxicology at Charles River Laboratories.

Advisory Board

Avraham Mayevsky PhD, Professor Emeritus
Worldwide authority in the field of minimal invasive monitoring of tissue and organ physiology; and professor at the Faculty of Life Sciences, Bar-Ilan University, Israel.

Kevin H Mayo, Ph.D.
Professor of Biochemistry, Molecular Biology & Biophysics at the University of Minnesota (UMN). Known authority in the field of structural biology and structure-based drug design

Alben Sigamani, MD
Professor and Head of Clinical Research Narayan Health, Bangalore. >17 years of experience in clinical research

Technology Overview

ProLectin Rx – Glycovirology

Virology:
- Covid-19
- Influenza
- Conjunctivitis
- RSV
- Other virologic diseases

Long term symptoms resulting from viral infections (long-hauler):
- ARDS
- Pulmonary Fibrosis

BXT-25 – Hypoxia & Degenerative Diseases

Ischemia:
- Stroke
- Alzheimer
- Dementia
- Traumatic Brain Injury

Anemia

Wound healing

Oncology and Fibrosis
- Cancer Metastasis
- NASH
- Other Fibrotic condition

Platform Overlap

ProLectin-M is a licensed technology that targets COVID-19 mild to moderate cases

Galectin-3: One Molecule for an Alphabet of Diseases, from A to Z

Conditions and diseases in which a role for Gal-3 has been postulated


Aa
Asthma
Atherosclerosis
Atopic Dermatitis
Bb
Blood test
Cc
Cancer
Cerebral infarction
COPD
Dd
Degenerative Aortic Stenosis
Diabetes Mellitus
Ee
Endometriosis
Enteric nervous system
Encephalitis
Ff
Fibrosis
Gg
Gastritis
Hh
Heart
HIV Infection
Ii
Inflammation
Interstitial lung disease
Jj
Juvenile Idiopathic Arthritis
Kk
Kidney
Ll
Liver Fibrosis
Mm
Mortality
Nn
NASH
Oo
Obesity
Pp
Pneumonia
Pulmonary hypertension
Plaque Psoriasis
Qq
Q Fever
Rr
Rheumatoid Arthritis
Ss
Sepsis
Systemic Sclerosis
Tt
Target therapy
Uu
Urinary tract infections
Vv
Venous Thrombosis
Ww
Wound Healing
Xx
X syndrome of the heart
Yy
Yeast infection – Candidiasis
Zz
Zoster-related pain

Journal of Molecular Science Vol. 19, Iss. 2, February 2018 (Sciacchitano, Lavra, Morgante, Ulivieri, Magi, De Francesco, Bellotti, Salehi, Ricci)





ProLectin Rx Glycovirology

ProLectin-Rx Galectin Antagonist Platform

Versatile

Mutation agnostic therapeutic

Tested (Phase 2*)

No toxicity
Reduction of viral load to undetectable levels 7 days

No Expected Limitations

Efficient

Eliminate contagion

First line of defense against all mutations of Coronaviruses

STATUS:

Clinical Trial Stage – **Phase II**

*Galectin approach to lower covid transmission - Drug Development for clinical use (medRxiv.org)

Bio₂XyTran

Patients Treated With Galectin Antagonist Experienced Reductions In Viral Load

Viral Load Vs. Time in Treated Patients



7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Viral Load
(Log10(average(N1+N2) Copies/mL))
< 50 copies/ul
3
5
7
Time (days)
PL-CIM-002
PL-CIM-004
PL-CIM-005
PL-CIM-008
PL-CIM-009

N1+N2 Copies/mL

Day	1	3	5	7
PL-CIM-002	137080	6970	13180	16340
PL-CIM-004	4468590	101170	9660	510
PL-CIM-005	159730	15630	410	600
PL-CIM-008	N/A	2268630	60180	4890
PL-CIM-009	N/A	2154530	783750	563430

Patient 9 appeared to be an anomaly. Additionally, Patient 8 had no PCR measurement of viral load on day 1, so day 1's PCR measurement was assumed to equal day 3's measurement.



Prolectin M Treated Patients
Copies / uL
Nucleocapsid Gene (N1 & N2)
Prior to treatment
Day 3
Day 5
Day 7
Days since Randomisation

Figure 3 – drop in absolute copy numbers of nucleocapsid gene over time – Treated group

[1] Galectin Antagonist use in Mild Cases of SARS-CoV-2; Pilot Feasibility Randomised, Open Label, Controlled Trial (longdom.org)

PCR Test Data (Blinded)


Prolectin-M Clinical Trial Results
Blinded Data n=34
CT >29 is undetectable
CT <25 is starting value
PCR Tests Taken on Day 0, 3, 7
CT Value (NGene)
Days Since PCR Positive Test

Cycle Threshold (Ct) values are used to assess infectivity of the patient using a nasal pharyngeal test. Lower values are a proxy for higher viral loads and increased infectivity. Values over 29 are considered PCR negative. Starting Ct values of patients were under 25.

Day 3 – 15 out of 34 were PCR negative (44.1%)
Day 7 – 18 out of 34 were PCR negative (52.9%)
n = 34
No toxicity signals
Randomized 1:1
Double Blind Placebo Controlled Trial

Very Encouraging Data Grouping and indications of efficacy with no safety signals

[1] Galectin approach to lower covid transmission - Drug Development for clinical use (medRxiv.org)

PCR Test Phase 2 Data


ProLectin-M Ct Values
Unblinded Data n=34
Ct Values (NGene)
Days Sinc PCR Postive Test

Day 3 – 14 out of 17 were PCR negative (**88%**)
Day 7 – 17 out of 17 were PCR negative (**100%**)
n = 34
No toxicity signals
Randomized 1:1
Double Blind Placebo Controlled Trial


Percentage of COVID-19 Patients PCR Negative
Endpoint
Days Since Enrollment
Placebo
Treated

Actual results show tight grouping btw treated arm and placebo arm

[1] Galectin approach to lower covid transmission - Drug Development for clinical use (medRxiv.org)

Elimination of Viral Rebound

Paxlovid rebound was common after day 10


Has Potential RAS (BL or D5)
N
Y
Baseline
Day 3
Day 5
Day 10
Day 14
10
8
6
4
2
0

Source: FDA analysis.

Figure 2. SARS-CoV-2 RNA levels in NP swabs among Paxlovid treated subjects with or without SARS-CoV-2 amino acid substitutions detected in Mpro or cleavage site positions potentially associated with resistance.

There were no rebounds within 14 days.


UnBlinded Data
Calculated Viral Load (Copies ORF/mL)
Days Since PCR Positive Test
Placebo
Prolectin
0
1
2
3
4
5
6
7
8

1 Galectin approach to lower covid transmission - Drug Development for clinical use (medRxiv.org)

Galectin Antagonists Tags Virus For Elimination

Theoretical Mechanism of Action


Virus
Galectin Antagonist
Human Cells
Liver
Filtration
HO
O
H_3C
O
OH
OH
O
CH_3
HO
OH
O
O
O
HO
OH
H_3C
O

End-to-End Solution

Treatment	ProLectin-M Oral	ProLectin-I Intravenous	ProLectin-A Intravenous	ProLectin-F Intravenous
Combination				





Stage I
(early infection)
Stage II
(pulmonary phase)
Stage III
(hyperinflammation)
Stage IV
(long hauler)
DISEASE SEVERITY
Viral Load
Severity
Viral response
ARDS
Fibrosis
Lymphocytopenia
Abnormal chest imaging
Elevated inflammatory and cardiac biomarkers
Elevated Galectin-3
~5 days
~10 days
~20 days
TIME COURSE (days after symptoms appear)

Glycovirology Development Pipeline

Drug & Process Development Cleared

Completed Planned

Product	Indication	Preclinical	IND Submission	Phase I	Phase II	Phase III	Phase IV
ProLectin-M *Oral*	**Virology – Mild to Moderate** • Covid-19						
ProLectin-I *Intravenous*	**Virology – Severe cases** • Covid-19 • Long Covid						
ProLectin-F *Intravenous*	**Fibrosis:** • Pulmonary Fibrosis • Other Fibrotic Conditions						
ProLectin-X *Miscellaneous*	**Other Viral Indications:** • Conjunctivitis (in progress) • Influenza (evaluation) • RSV (evaluation)						
ProLectin-A + Oxysense* *Intravenous combination treatment*	**ARDS** as result from viral infection						



FDA 510(k) Clearance

Therapeutic Approaches for COVID-19



Immunomodulatory



Antiretrovirals

(Compete for polymorphism)



ProLectin-Rx



- Unique Galectin Antagonist – Oral/IV Polysaccharide
- It's not a vaccine, nor an antiretroviral drug

Vaccines



Oxygenation

(Ventilators)



Regenerative Medicine

(Stemcells)



Competitive Landscape
Oral COVID-19 Therapeutics

Drug	Company	Description	Worldwide Sales	Clinical stage
Molnupiravir	Merck	Mutagenesis via RdRp – forced mutations induced apoptosis	$5.5 billion	EUA
Paxlovid	Pfizer	3CL protease inhibitor – Antiviral & Immune sensitization; Ritonovir – inhibitor enhancer	$20 billion	EUA
Tollovir	Todos Medical	3CL protease inhibitor – Antiviral & Anti-Cytokine activity	n/a	Phase 2/3
Tempol	Adamis	RNA-dependent RNA Polymerase (RdRp) via antioxidant & Anti-Cytokine activity	n/a	Phase 2/3
Ensovibep (intravenous)	Molecular Parnters/ Novartis	DARPin domains attach to the viral spike protein	n/a	Phase 2/3




BXT-25 – Hypoxia & Degenerative Diseases

Solution: BXT-25

an Oxygen Bridge

- BXT-25 is a hemoglobin-based polymer; 5,000 times smaller than a red blood cell
- It can be used both in Ischemic and Hemorrhagic Stroke
- It can penetrate a blood-clot and reach the brain within 3 minutes
- Reduction of average Time-to-Needle by 90%


BXT-25
polymer

How It Works? BXT-25 – Stabilized Oxygen-carrying Protein


Single O_2 molecule
Erythrocyte
Hemoglobin
Heme

- Delivered as an IV solution
- Universally compatible with all blood types
- Non-immunogenic
- Low viscosity
- Stable at room temperature
- 3-year shelf-life in liquid formulation
- Extended shelf-life in dry formulation

Laboratory production-line developed & 1st batch GLP material manufactured
Pre-clinical trials pending

BioXyTran

Degenerative Disease/Hypoxia Development Pipeline

Completed | Planned

Treatment/Device	Indication	Init Drug & Process Dvlp	Preclinical	Phase I	Phase II	Phase III	Phase IV
BXT-101	**Cancer Metastasis**	Completed	Planned				
BXT-102	**NASH** • Cirrhosis • Fibrosis	Completed	Planned				
BXT-251+ Oxysense	**Organ Transplantation** • Preservation agent • Organ monitoring	Completed	Planned				
BXT-25	**Stroke** • Ischemic • Hemorrhagic	Completed	Planned				
BXT-252	**Wound Healing**	Completed	Planned				
BXT-253	**Anemia**	Completed	Planned				
BXT-255	**Traumatic Brain Injury**	Completed	Planned				

Commercialization & Targets

Clinical Trial Strategy


Completed
Planned
Product
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
ProLectin-M
Drug & Process Development
Pre-clinical Studies
Phase II
Phase III
ProLectin-I
Drug & Process Development
Pre-clinical Studies
Phase I
Phase II
Phase III
ProLectin-F
Drug & Process Development
Pre-clinical Studies
Phase I
Phase II
Phase III
ProLectin-A / BXT-25
Drug & Process Development
Pre-clinical Studies
Phase I/II

Use of Proceeds

BioXyTran

Current Round	ProLectin-M	ProLectin-I	ProLectin-F	ProLectin-Rx*
Estimated Project Cost in thousands USD*	$ 2,700	$ 1,650	$ 1,000	$ 5,350
Development & GMP	-	-	-	-
Pre-Clinical	100	150	150	400
IND Submission	150	200	200	550
Clinical Trials	2,000	1,000	500	3,500
G&A	450	300	150	900
End Point	**Phase III**	**Phase II**	**Phase II**	**Total**

* $5.1 million have previously been spent on proof-of-concept and GMP manufacturing of ProLectin-M, -I, and -F

Future Round	ProLectin-A	BXT-25	Total Upcoming
Estimated Project Cost in thousands USD*	$ 10,000	$ 10,000	$ 20,000
Development & GMP	3,150	3,150	6,300
Pre-Clinical	1,200	1,200	2,400
IND Submission	300	300	600
Clinical Trials	4,000	4,000	8,000
G&A	1,350	1,350	2,700
End Point	**Phase II**	**Phase II**	**Total**

Commercialization & IP Strategy

Intellectual Property (IP)

- Three (3) issued international patents
- One (1) issued US patent
- One (1) provisional US patent
- Additional applications to strengthen our IP position are ongoing*

* Future patents to be filed at commercialization stage

Licensing

Partnership

Divesting product line

Comparables

COVID-19 Antivirals

MERCK

$425 million

BIOTECH

Merck inks $425M OncoImmune buyout to bag COVID-19 drug

By Nick Paul Taylor • Nov 23, 2020 08:35am

COVID-19 | mergers and acquisitions | coronavirus | Merck

FIERCE Biotech

Roche

$350 million

Roche to pay Atea $350M for ex-U.S. rights to COVID-19 antiviral

By Nick Paul Taylor • Oct 22, 2020 08:40am

antiviral | COVID-19 | licensing | Atea Pharmaceuticals

FIERCE Biotech

NOVARTIS

$580 million & 22% royalties

Novartis Signs an Option and License Agreement with Molecular Partners to Develop Two DARPin Therapies for COVID-19

Tuba Khan | Oct 28, 2020 | COVID-19

PharmaShots

Novartis Signs an Option and License Agreement with Molecular Partners to Develop Two DARPin Therapies for COVID-19

Shots:

- Molecular Partners to receive $65.8M as up front- including equity- and will receive $164.7M as an option payment for both MP0420 and MP0423 along with royalties on sales of therapies. Novartis to get an option to in-license global rights of MP0420 and MP0423
- During the option period- Molecular Partners will conduct a P-I study for MP0420- expected to initiate in Nov'2020- and perform all remaining preclinical work for MP0423 while Novartis will lead P-II & P-III study

BioXyTran

Big Pharma Licensing Targets

THERAPEUTIC AREAS

Virology	*Oncology*	*Immunology*	*Respiratory*	*Inflammation*
Neuroscience	*Cardiovascular*	*Hematology*	*Stroke*	

IDEAL PLATFORM DRUG FOR MANY BIG PHARMAS

- **AbbVie** – Oncology, Neuroscience, Immunology, Virology
- **Allergan** – Neuroscience, Ophthalmology, Gastroenterology
- **Amgen** – Oncology, Cardiovascular, Hematology, Inflammation
- **AstraZeneca** – Oncology, Cardiovascular, Respiratory
- **Biogen** – Oncology, Neuroscience, Inflammation, Stroke, Pain
- **Boehringer Ingelheim** – Oncology, Neuroscience, Immunology, Ophthalmology
- **Bristol Meyers Squibb** – Oncology, Immunology, Cardiovascular, Hematology, Inflammation
- **Eli Lilly** – Oncology, Neuroscience, Immunology, Diabetes, Pain
- **Gilead** – Oncology, Respiratory, Hematology, Inflammation, HIV
- **GlaxoSmithKline** – Oncology, Immunology, Respiratory, HIV, Vaccines
- **Johnson & Johnson** – Oncology, Neuroscience, Immunology, Cardiovascular, Vaccines, HIV
- **Merck** – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Diabetes, Vaccines
- **Novartis** – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Ophthalmology
- **Pfizer** – Oncology, Neuroscience, Cardiovascular, Diabetes
- **Roche Holdings** – Oncology, Neuroscience, Immunology, Hematology, Ophthalmology
- **Sanofi Aventis** – Oncology, Neuroscience, Immunology, Inflammation, Diabetes, Vaccines

BioXyTran®

75 2nd Ave., Suite 605
Needham MA, 02494
(617) 454-1199
www.bioxytraninc.com
info@bioxytraninc.com

Mike Sheikh
mike.sheikh@bioxytraninc.com
(509) 991-0245

